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                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of $1,500,000 of preferred stock, debt securities, and trust preferred securities and to sign any and all amendments to such Registration Statements.

SIGNATURE                                   TITLE                           DATE
---------                                   -----                           ----
/s/ Carl E. Jones, Jr.         Chairman of the Board, President         July 18, 2001
------------------------         and Chief Executive Officer
Carl E. Jones, Jr.                       and Director
                                (principal executive officer)

/s/ Richard D. Horsley         Vice Chairman of the Board and           July 18, 2001
------------------------        Executive Financial Officer
Richard D. Horsley                      and Director
                               (principal financial officer)

/s/ D. Bryan Jordan             Executive Vice President and            July 18, 2001
------------------------                Comptroller
D. Bryan Jordan                (principal accounting officer)

/s/ Sheila S. Blair                       Director                      July 18, 2001
------------------------
Sheila S. Blair

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
/s/ James B. Boone, Jr.                   Director                      July 18, 2001
--------------------------
James B. Boone, Jr.

/s/ James S.M. French                     Director                      July 18, 2001
--------------------------
James S.M. French

/s/ Olin B. King                          Director                      July 18, 2001
--------------------------
Olin B. King

/s/ Allen B. Morgan, Jr.                  Director                      July 18, 2001
--------------------------
Allen B. Morgan, Jr.

                                          Director
--------------------------
Michael W. Murphy

/s/ Henry E. Simpson                      Director                      July 18, 2001
--------------------------
Henry E. Simpson

                                          Director
--------------------------
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart                    Director                      July 18, 2001
--------------------------
W. Woodrow Stewart

/s/ John H. Watson                        Director                      July 18, 2001
--------------------------
John H. Watson

/s/ C. Kemmons Wilson, Jr.                Director                      July 18, 2001
--------------------------
C. Kemmons Wilson, Jr.